SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported:)  July 15, 1996



                  Chevy Chase Master Credit Card Trust II
            _____________________________________________________
             (Exact name of registrant as specified in charter)





         Maryland                33-99334           52-0897004
___________________________ ________________    _________________
State or other jurisdiction   (Commission        (I.R.S. Employer
of incorporation or organ-     File No.)      Identification No.
ization





    C/O CHEVY CHASE BANK, F.S.B
    8401 Connecticut Avenue
    Chevy Chase, Maryland                               20815
______________________________________             _____________
Address of principal executive offices               Zip Code


Registrant's telephone number, including area code(301)-986-7000
                                                   _____________
                           Not Applicable
 ________________________________________________________________
 (Former name, former address, and former fiscal year, if changed since last report)






  Item 5.  Other Events
           None

  Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

  Exhibit 99.1  Monthly Report to Certificateholders dated
           July 15,  1996 for Series 1995-A and
           Series 1995-C.


                                   Signatures

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Master Credit Card Trust by the undersigned thereunto duly authorized.


                        Chevy Chase Master Credit Card Trust II

                          By:   Chevy Chase Bank, F.S.B.
                        Originator of the Trust and Servicer


                                 Mark A. Holles
 Dated:   July 15, 1996 By: ___________________________________

                                 Mark A. Holles
                                 Vice President